Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 20—Income Taxes

Income taxes charged to income from continuing operations were:

	Millions of Dollars
	2011	2010	2009
Income Taxes
Federal
Current	$1,073	1,240	289
Deferred	264	126	257
Foreign
Current	6,966	7,289	5,366
Deferred	49	(1,058)	(1,082)
State and local
Current	317	260	99
Deferred	101	6	(12)

	$8,770	7,863	4,917

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Major components of deferred tax liabilities and assets at December 31 were:

	Millions of Dollars
	2011	2010
Deferred Tax Liabilities
PP&E and intangibles	$21,159	20,344
Investment in joint ventures	2,943	2,201
Inventory	—	43
Partnership income deferral	363	434
Other	703	571

Total deferred tax liabilities	25,168	23,593

Deferred Tax Assets
Benefit plan accruals	2,063	1,691
Asset retirement obligations and accrued environmental costs	4,254	3,971
Inventory	43	—
Deferred state income tax	299	257
Other financial accruals and deferrals	618	394
Loss and credit carryforwards	1,608	1,344
Other	692	717

Total deferred tax assets	9,577	8,374
Less valuation allowance	(1,487)	(1,400)

Net deferred tax assets	8,090	6,974

Net deferred tax liabilities	$17,078	16,619

Current assets, long-term assets, current liabilities and long-term liabilities included deferred taxes of $788 million, $183 million, $9 million and $18,040 million, respectively, at December 31, 2011, and $562 million, $160 million, $21 million and $17,320 million, respectively, at December 31, 2010.

We have loss and credit carryovers in multiple taxing jurisdictions. These attributes generally expire between 2012 and 2031 with some carryovers having indefinite carryforward periods.

Valuation allowances have been established to reduce deferred tax assets to an amount that will, more likely than not, be realized. During 2011, valuation allowances increased a total of $87 million. This reflects increases of $174 million primarily related to U.S. foreign tax credit and foreign loss carryforwards, partially offset by decreases of $87 million, primarily related to utilization of U.S. foreign tax credit and state loss carryforwards, currency effects and asset relinquishment. Based on our historical taxable income, expectations for the future, and available tax-planning strategies, management expects remaining net deferred tax assets will be realized as offsets to reversing deferred tax liabilities and as offsets to the tax consequences of future taxable income.

At December 31, 2011 and 2010, income considered to be permanently reinvested in certain foreign subsidiaries and foreign corporate joint ventures totaled approximately $4,227 million and $4,134 million, respectively. Deferred income taxes have not been provided on this income, as we do not plan to initiate any action that would require the payment of income taxes. It is not practicable to estimate the amount of additional tax that might be payable on this foreign income if distributed.

The following table shows a reconciliation of the beginning and ending unrecognized tax benefits for 2011, 2010 and 2009:

	Millions of Dollars
	2011	2010	2009
Balance at January 1	$1,125	1,208	1,068
Additions based on tax positions related to the current year	46	63	18
Additions for tax positions of prior years	145	344	177
Reductions for tax positions of prior years	(35)	(199)	(33)
Settlements	(206)	(215)	(19)
Lapse of statute	(4)	(76)	(3)

Balance at December 31	$1,071	1,125	1,208

Included in the balance of unrecognized tax benefits for 2011, 2010 and 2009 were $815 million, $914 million and $931 million, respectively, which, if recognized, would affect our effective tax rate.

At December 31, 2011, 2010 and 2009, accrued liabilities for interest and penalties totaled $141 million, $171 million and $166 million, respectively, net of accrued income taxes. Interest and penalties resulted in a charge to earnings in 2011 of $10 million, a benefit to earnings in 2010 of $2 million, and a charge to earnings in 2009 of $18 million.

We and our subsidiaries file tax returns in the U.S. federal jurisdiction and in many foreign and state jurisdictions. Audits in major jurisdictions are generally complete as follows: United Kingdom (2008), Canada (2005), United States (2006) and Norway (2010). Issues in dispute for audited years and audits for subsequent years are ongoing and in various stages of completion in the many jurisdictions in which we operate around the world. As a consequence, the balance in unrecognized tax benefits can be expected to fluctuate from period to period. It is reasonably possible such changes could be significant when compared with our total unrecognized tax benefits, but the amount of change is not estimable.

The amounts of U.S. and foreign income from continuing operations before income taxes, with a reconciliation of tax at the federal statutory rate with the provision for income taxes, were:

				Percent of
	Millions of Dollars			Pretax Income
	2011	2010	2009	2011	2010	2009
Income from continuing operations before income taxes
United States	$4,703	3,810	2,218	29.0	20.8	25.5
Foreign	11,522	14,502	6,496	71.0	79.2	74.5

	$16,225	18,312	8,714	100.0%	100.0	100.0

Federal statutory income tax	$5,679	6,409	3,050	35.0%	35.0	35.0
Foreign taxes in excess of federal statutory rate	2,924	1,375	1,902	18.0	7.5	21.8
Federal manufacturing deduction	(73)	(75)	(40)	(0.4)	(0.4)	(0.5)
State income tax	272	173	57	1.7	0.9	0.7
Other	(32)	(19)	(52)	(0.2)	(0.1)	(0.6)

	$8,770	7,863	4,917	54.1%	42.9	56.4

The change in the effective tax rate from 2010 to 2011, as well as from 2009 to 2010, was primarily due to tax benefits associated with asset dispositions occurring in 2010.

In the United Kingdom, legislation was enacted on July 19, 2011, which increased the supplementary corporate tax rate applicable to U.K. Upstream activity from 20 to 32 percent, retroactively effective from March 24, 2011. This resulted in the overall U.K. corporate rate increasing from 50 percent to 62 percent. The enactment resulted in increased income tax expense of $316 million in 2011. This is comprised of $106 million due to remeasurement of U.K. deferred tax liabilities, and $210 million to reflect the new rate from March 24, 2011, through the end of the year. Statutory tax rate changes did not have a significant impact on our income tax expense in 2010 or 2009.